
                                             STATEMENT OF ADDITIONAL INFORMATION

                                                              SEPTEMBER 30, 1996
                                                (AS REVISED ON FEBRUARY 1, 1997)

EXCELSIOR INSTITUTIONAL TRUST

     EXCELSIOR INSTITUTIONAL EQUITY FUND
     EXCELSIOR INSTITUTIONAL INCOME FUND
     EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
     EXCELSIOR INSTITUTIONAL BOND INDEX FUND
     EXCELSIOR INSTITUTIONAL BALANCED FUND
     EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
     EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

     Excelsior Institutional Trust (the "Trust") is comprised of nine funds.
This Statement of Additional Information describes the shares of seven funds -
Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional
Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund
(the "Total Return Bond Fund"), Excelsior Institutional Bond Index Fund (the
"Bond Index Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"),
Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund") and
Excelsior Institutional International Equity Fund (the "International Equity
Fund") (each, a "Fund"; collectively, the "Funds").
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Table of Contents                                                 Page
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

     Excelsior Institutional Trust                                   2
     Investment Objectives, Policies and Restrictions                2
     Performance Information                                        29
     Determination of Net Asset Value; Valuation of Securities      33
     Additional Purchase, Exchange, and Redemption Information      34
     Management of the Trust                                        35
     Independent Auditors                                           48
     Counsel                                                        48
     Taxation                                                       48
     Description of the Trust; Fund Shares                          51
     Miscellaneous                                                  54
     Financial Statements                                           54
     Appendix                                                      A-1


Excelsior Institutional Trust
73 Tremont Street
Boston, Massachusetts  02108
(617) 557-8000

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                         EXCELSIOR INSTITUTIONAL TRUST

     The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to institutional investors. Shares of the Trust are divided into nine separate series, seven of which are described herein. Additional series may be added to the Trust from time to time.

     United States Trust Company of New York ("U.S. Trust") is the investment adviser for the Equity Fund, Income Fund and Total Return Bond Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Funds.

     United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund, Equity Growth Fund and International Equity Fund. The daily management of the security holdings of these Funds is performed by the investment managers named below, acting as sub-advisers:

      Balanced Fund...........................Becker Capital Management, Inc.

      Equity Growth Fund..................Luther King Capital Management

      International Equity Fund.........Harding, Loevner Management, L.P.

          The Trust seeks to achieve the investment objective of the Bond Index Fund by investing all of that Fund's investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios (the "Federated Portfolios"). Federated Research Corp. is the investment adviser for the Bond Index Portfolio. The daily management of the security holdings of the Bond Index Portfolio is performed by U.S. Trust, acting as sub-adviser. Because the Bond Index Fund invests through the Bond Index Portfolio, all references in this Statement of Additional Information to the Bond Index Fund and the Board of Trustees of the Trust include the Bond Index Portfolio and the Board of Trustees of Federated Portfolios, respectively, except as otherwise noted.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

      The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.


                                INVESTMENT POLICIES

          The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectus.

OTHER INVESTMENT CONSIDERATIONS - EQUITY FUND

          The Equity Fund invests primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to the Fund's objective of long-term capital appreciation, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

          U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

          1.  Problem/Opportunity Companies.  Important investment opportunities
              -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

          Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

          Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Equity Fund's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

          2.  Transaction Value Companies.  In the opinion of U.S. Trust, the
              ---------------------------
stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

          Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.


          Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

          3.  Early Life Cycle Companies.  Investments in early life cycle
              --------------------------
companies tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Equity Fund's investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INVESTMENTS AND INVESTMENT TECHNIQUES

GOLD BULLION - INTERNATIONAL EQUITY FUND

          The International Equity Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the sub-adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

BANK OBLIGATIONS

          Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("Cds") and time deposits ("Tds"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

          Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

          Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

          OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

          PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

          LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

LENDING OF PORTFOLIO SECURITIES

          When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

VARIABLE RATE AND FLOATING RATE SECURITIES

          Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The respective sub-advisers of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are deemed illiquid. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

          Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

          The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

          Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

          Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

          Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

          Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

MUNICIPAL OBLIGATIONS - INCOME FUND AND TOTAL RETURN BOND FUND

          The Income Fund and Total Return Bond Fund may, when deemed appropriate by U.S. Trust in light of the Funds' investment objectives, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income Fund and Total Return Bond Fund that are derived from interest on municipal securities would be taxable to the Funds' investors for federal income tax purposes.

          Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

          The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Funds' securities holdings may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group

("S&P") described in the Prospectus and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most municipal obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer". An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

STAND-BY COMMITMENTS - INCOME FUND AND TOTAL RETURN BOND FUND

          The Income Fund and Total Return Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Income Fund and Total Return Bond Fund expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Income Fund and Total Return Bond Fund intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

FOREIGN SECURITIES

          If permitted pursuant to its investment objective and policies, each Fund may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

          It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

          Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          Because each Fund, if consistent with its investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

          A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

          While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

          The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

          Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

          If permitted pursuant to its investment objectives and policies, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have liquid assets sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

          When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

          A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

ASSET-BACKED SECURITIES

          If permitted pursuant to its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

          The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

          Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

          General.  The successful use of such instruments by a Fund may depend
          -------
in part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

          Futures Contracts.  If permitted pursuant to its investment objectives
          -----------------
and policies, a Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

          Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

          The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.

Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          Options on Futures Contracts.  If permitted pursuant to its investment
          ----------------------------
objectives and policies, a Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

          The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

          Options on Foreign Currencies.  If permitted pursuant to its
          -----------------------------
investment objectives and policies, a Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

          Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

          Additional Risks of Options on Futures Contracts, Forward Contracts
          -------------------------------------------------------------------
and Options on Foreign Currencies.  Unlike transactions entered into by a Fund
---------------------------------
in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

          If permitted pursuant to its investment objectives and policies, a Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

          When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.
By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

          When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

          A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

          When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

Securities against which call options are written will be segregated on the books of the custodian for the Fund.

          A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

          A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

          Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

          Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Board of Trustees.

OPTIONS ON SECURITIES INDICES

          In addition to options on securities, and if permitted pursuant to its investment objectives and policies, a Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

          Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

          Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

          Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

SHORT SALES "AGAINST THE BOX"

          In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

          In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

RATING SERVICES

          Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser or sub-adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

          Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

          The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

          Shareholders of the Bond Index Fund, which invests through the Bond Index Portfolio, should be aware that the fundamental policies of the Bond Index Portfolio may not be changed without the approval of a "majority of the outstanding voting securities" of such Portfolio, i.e., the holders of the beneficial interests of the Portfolio. Whenever the Trust is requested to vote on a fundamental policy of the Bond Index Portfolio, the Trust will hold a meeting of the Bond Index Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

          With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

          As a matter of fundamental policy, each Fund may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund):

          (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets;

          (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

          (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities), unless, in the case of the Bond Index Fund, the bonds issued by companies in a single industry were to comprise 25% or more of Lehman Brothers Aggregate Bond Index, in which case such Fund will invest 25% or more of its assets in that industry; or

          (6) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

          State and Federal Restrictions.  In order to comply with certain state
          ------------------------------
and federal statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective and policies as the Fund):

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

    (ii) invest for the purpose of exercising control or management;

   (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause
         (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
         (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
         (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser or sub-adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets, to be included in the overall 5% limit on investments in warrants, may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange;

     (vii) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer;

 (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

   (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

    (x) with respect to the Bond Index Fund, invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under
          Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees of Federated Portfolios.

   (xi) with respect to the Bond Index Fund invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operations, including the operation of any predecessor.

     Policies (i) through (xi) may be changed by the Board of Trustees of the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

     A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Bond Index Fund's, Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In addition, the Advisory and Sub-Advisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees (or Federated Portfolios' Board of Trustees, in the case of the Bond Index Portfolio), to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

     For the year ended May 31, 1996, the following Funds/1/ paid the following approximate brokerage commissions: Equity Fund: $60,370.29; Balanced Fund:
$62,956.65; Equity Growth Fund: $163,322.08; and International Equity Fund:
$70,768.78.

     The following Funds/1/ paid the following approximate brokerage commissions for their respective fiscal periods from commencement of operations/1/ through May 31, 1995: Equity Fund: $27,636; Balanced Fund:
$43,886; Equity Growth Fund: $163,537; and International Equity Fund: $33,014.


     The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of May 31, 1996, the following Funds owned the following securities of the Trust's regular brokers or dealers or their parents:


FUND                              SECURITY          VALUE
--------------------------  --------------------  ----------

Bond Index
--------------------------

Lehman Brothers, Inc.       Corporate Bond        $  514,000

Total Return Bond
--------------------------
Dillon, Read & Co., Inc.    Repurchase Agreement  $2,200,000

PORTFOLIO TURNOVER

     Set forth below are the portfolio turnover rates for the Funds for the fiscal year ended May 31, 1996. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See Taxation below. Portfolio turnover rates for the fiscal year ended May 31, 1996 were as follows: Equity Fund, 113%; Income Fund, 67%; Total Return Bond Fund, 127%; Bond Index Fund, 43%; Balanced Fund, 56%; Equity Growth Fund, 103%; and International Equity Portfolio, 19%. Portfolio turnover rates from commencement of operations/1/ through May 31, 1995 were as follows: Equity Fund, 34%; Income Fund, 34%; Total Return Bond Fund, 84%; Bond Index Fund, 67%; Balanced Fund, 57%; Equity Growth Fund, 122%; International Equity Portfolio, 8%.

---------------------
1.
        /1/Each of the Funds paid such brokerage commissions through the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which such Fund had invested all of its investable assets prior to December 18, 1995 (January 2, 1996, in the case of the Bond Index Fund).
2.
        /1/The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

rates from commencement of operations/1/ through May 31, 1995 were as follows:
Equity Fund, 34%; Income Fund, 34%; Total Return Bond Fund, 84%; Bond Index Fund, 67%; Balanced Fund, 57%; Equity Growth Fund, 122%; International Equity Portfolio, 8%.

                            PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

     From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     YIELD. The Bond Index, Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective shares, calculated in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds. Such yield will be calculated for such Fund's shares according to the following formula:

     Yield = 2 (ab/cd + 1)/6/

Where:    a =  dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursements).

          c = average daily number of shares outstanding that were entitled to receive dividends.

          d = maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.


------------------
1.
  /1/The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

     The Balanced Fund may quote standardized effective 30-day (or one month) yield for the fixed income portion of its portfolio, calculated in the same manner as specified above.

     For the 30-day period ended May 31, 1996, the standardized effective yield for the Bond Index, Income and Total Return Bond Funds was as follows: Bond Index Fund, 6.68%; Income Fund, 6.75%; and Total Return Bond Fund, 6.46%. For the same 30-day period, the standardized effective yield for the fixed income component of the Balanced Fund was 3.61%.

     TOTAL RETURN. Each Fund's "average annual total return" may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     T = [(ERV/P)/1/n/ - 1]

Where:    T =  average annual total return.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          P =     hypothetical initial payment of $1,000.

          n =     period covered by the computation, expressed in years.

     The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Based on the foregoing calculations, the average annual total returns for each of the Funds for periods ended May 31, 1996 were as follows:



                              For the Year    Since Commencement
Funds                        Ended 5/31/96   of Operations/(*)/
-----                        -------------   -------------------

Equity Fund                          17.04%                20.85%

Income Fund                           3.18%                 7.85%

Total Return Bond Fund                4.20%                10.07%

Bond Index Fund                       4.12%                 7.98%
Balanced Fund                        15.07%                15.73%

Equity Growth Fund                   20.01%                17.67%
International Equity Fund            16.58%                22.24%

     PERFORMANCE RESULTS. Any yield or total return quotation provided for a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     DISTRIBUTION RATE. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

                         COMPARISON OF FUND PERFORMANCE

     Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of a Fund with performance quoted with respect to other investment companies or types of investments.

----------------

(*) The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S.
-------------------------
mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money
---------------
Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization,
----------------------------
Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market
---------------
Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
"Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports
--------------------------
mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop"
-------------
section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance
--------------
of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     The Trust determines the net asset value of the shares of each Fund each day both the New York Stock Exchange (the "NYSE") is open for business and the Funds are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) by dividing the total assets of a Fund less all of its liabilities, by the total number of shares of the Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     The Bond Index Fund, as an investor in the Federated Portfolios, may add to or reduce its investment in the Bond Index Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each such day, the value of each investor's interest in the Bond Index Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Bond Index Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in that Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio as of 4:00 p.m. on the following Business Day (as adjusted for any additions or reductions which are to be effected on the following Business Day).

           ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

     Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Shares are offered for sale directly only to institutional investors ("Institutional Investors"). Different types of Customer accounts at certain Institutional Investors (a "Shareholder Organization") may be used to purchase Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

     As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of shares of one Fund for another Fund.

     Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

     The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange

Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

     In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            OTHER INVESTOR PROGRAMS

     As described in the Prospectus, Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations should contact their Shareholder Organization directly to determine their participation in certain services and programs.

                                MANAGEMENT OF THE TRUST

                       TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers
---------------------

     The trustees and officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                     Position                   Principal Occupation
                                     with the                   During Past 5 Years and
Name and Address                      Trust                     Other Affiliations
----------------                    ----------                  -------------------------

Alfred C. Tannachion/*/      Chairman of the Board,    Retired; Chairman of the Boards,
1135 Hyde Park Court         President and Treasurer   President and Treasurer of Excelsior
Mahwah, NJ  07430                                      Funds, Inc. and Excelsior Tax-Exempt
Age 70                                                 Funds, Inc. (since 1985); Chairman of
                                                       the Board, President and Treasurer of
                                                       UST Master Variable Series, Inc. (since
                                                       1994).

Donald L. Campbell           Trustee                   Retired; Director of Excelsior Funds,
333 East 69th Street                                   Inc. and Excelsior Tax-Exempt Funds,
Apt. 10-H                                              Inc. (Since 1984); Director of UST
New York, NY 10021                                     Master Variable Series, Inc.  (since
Age: 70                                                1994); Director, Royal Life Insurance
                                                       Co. of NY (since 1991).

Rodman L. Drake              Trustee                   Trustee, Excelsior Funds (since 1994);
c/o KMR Power Corp.                                    Director of Excelsior Funds, Inc. and
30 Rockefeller Plaza                                   Excelsior Tax-Exempt Funds, Inc.
Suite 5425                                             (since December 1996); Director,
New York, NY  10112                                    Parsons Brinkerhoff, Inc. (engineering

        This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.

Age: 53                                                firm) (since 1995); President, Mandrake
                                                       Group (investment and consulting firm)
                                                       (since 1994); Director, Hyperion Total
                                                       Return Fund, Inc. and four other funds
                                                       for which Hyperion Capital
                                                       Management, Inc. serves as investment
                                                       adviser (since 1991); Co-Chairman,
                                                       KMR Power Corporation (power plants)
                                                       (since 1993); Director, The Latin
                                                       American Growth Fund (since 1993);
                                                       Member of Advisory Board, Argentina
                                                       Private Equity Fund L.P. (from 1992 to
                                                       1996) and Garantia L.P (Brazil) (from
                                                       1993 to 1996); and Director, Mueller
                                                       Industries, Inc (from 1992 to 1994).

Joseph H. Dugan              Trustee                   Retired; Director of Excelsior Funds,
913 Franklin Lakes Road                                Inc. and Excelsior Tax-Exempt Funds,
Franklin Lakes, NJ  07417                              Inc. (since 1984); Director of UST
Age: 71                                                Master Variable Series, Inc. (since
                                                       1994).

Wolfe J. Frankl              Trustee                   Retired; Director of Excelsior Funds,
2320 Cumberland Road                                   Inc. and Excelsior   Tax-Exempt Funds,
Charlottesville, VA 22901                              Inc. (since 1986); Director of UST
Age: 75                                                Master Variable Series, Inc. (since
                                                       1994); Director, Deutsche Bank
                                                       Financial, Inc. (since 1989); Director,
                                                       The Harbus Corporation (since 1951);
                                                       Trustee, HSBC Funds Trust and HSBC
                                                       Mutual Funds Trust (since 1988).

        This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.


                                     Position                   Principal Occupation
                                     with the                   During Past 5 Years and
Name and Address                      Trust                     Other Affiliations
----------------                    ----------                  -------------------------
W. Wallace McDowell          Trustee                   Trustee, Excelsior Funds (Since  1994);
c/o Prospect Capital                                   Director of Excelsior Funds, Inc. and
   Corp.                                               Excelsior Tax-Exempt Funds, Inc.
43 Arch Street                                         (since December 1996); Private Investor
Greenwich, CT  06830                                   (since  1994); Managing Director,
Age: 59                                                Morgan Lewis Githens & Ahn (from
                                                       1991 to 1994) and Director, U.S.
                                                       Homecare Corporation (since 1992),
                                                       Grossmans, Inc. (from 1993 to 1996),
                                                       Children's Discovery Centers (since
                                                       1984), ITI Technologies, Inc. (since
                                                       1992) and Jack Morton Productions
                                                       (since 1987).

Jonathan Piel                Trustee                   Trustee, Excelsior Funds (since 1994);
558 E. 87th Street                                     Director of Excelsior Funds, Inc. and
New York, NY  10128                                    Excelsior Tax-Exempt Funds, Inc.
Age:  57                                               (since December 1996); Vice President
                                                       and Editor, Scientific American, Inc.
                                                       (from 1986 to 1994); Director, Group
                                                       for The South Fork, Bridgehampton,
                                                       New York (since 1993); and Member,
                                                       Advisory Committee, Knight Journalism
                                                       Fellowships, Massachusetts Institute of
                                                       Technology (since 1984).

Robert A. Robinson           Trustee                   Director of Excelsior Funds, Inc. and
Church Pension Fund                                    Excelsior Tax-Exempt Funds,  Inc.
800 Second Avenue                                      (since 1987); Director of UST Master
New York, NY  10017                                    Variable Series, Inc. (since 1994);
Age: 70                                                President Emeritus, The Church Pension
                                                       Fund and its affiliated companies (since
                                                       1966); Trustee, H.B. and F.H. Bugher
                                                       Foundation and Director of its wholly
                                                       owned subsidiaries -- Rosiclear Lead
                                                       and Flourspar Mining Co. and The
                                                       Pigmy Corporation (since 1984);
                                                       Director, Morehouse Publishing Co.
                                                       (since 1974); Trustee, HSBC Funds
                                                       Trust and HSBC Mutual Funds Trust
                                                       (since 1982); Director, Infinity Funds,
                                                       Inc. (since 1995).


                                     Position                   Principal Occupation
                                     with the                   During Past 5 Years and
Name and Address                      Trust                     Other Affiliations
----------------                    ----------                  -------------------------

Frederick S. Wonham/*/       Trustee                   Retired; Director of Excelsior Funds,
238 June Road                                          Inc. and Excelsior Tax-Exempt Funds,
Stamford, CT  06903                                    Inc. (since 1995); Vice Chairman of
Age: 65                                                U.S. Trust Corporation and U.S. Trust
                                                       Company of New York (until 1995);
                                                       Chairman, U.S. Trust of Connecticut.



W. Bruce McConnel, III       Secretary                 Partner of the law firm of Drinker
Philadelphia National                                  Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 53

Sherry Aramini               Assistant                 Second Vice President, Blue Sky
Chase Global Funds           Secretary                 Compliance Manager, Chase Global
 Services Company                                      Funds Services Company (since May
73 Tremont Street                                      1996); Technical Resource Manager,
Boston, MA  02108-3913                                 Chase Global Funds Services Company
Age: 32                                                (from 1995 to 1996); Financial
                                                       Reporting Supervisor, Chase Global
                                                       Funds Services Company (from 1993 to
                                                       1995); Audit Supervisor, Coopers &
                                                       Lybrand L.L.P., (from 1990 to 1993).

John M. Corcoran             Assistant                 Vice President, Director of
Chase Global Funds           Treasurer                 Administration, Client Group, Chase
  Services Company                                     Global Funds Services Company (since
73 Tremont Street                                      July 1996); Second Vice President,
Boston, MA  02108-3913                                 Manager of Administration, Chase
Age: 31                                                Global Funds Services Company (from
                                                       October 1993 to July 1996); Audit
                                                       Manager, Ernst & Young LLP (from
                                                       1987 to 1993).


  Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended May 31, 1996 is set forth below. The Trustees may hold various other directorships unrelated to these funds.

----------------------

* This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act


                                                                 PENSION OR
                                                                 RETIREMENT                       TOTAL
                                                                 BENEFITS                         COMPENSATION
                                                                 ACCRUED AS    ESTIMATED          FROM THE TRUST
                                       AGGREGATE                 PART OF       ANNUAL             AND FUND
                                      COMPENSATION               TRUST         BENEFITS UPON      COMPLEX* PAID
                                     FROM THE TRUST              EXPENSES      RETIREMENT         TO TRUSTEES
                                     --------------              ----------    -------------      ---------------
Rodman L. Drake                       $10,000                         None         None               (2)**$10,000
W. Wallace McDowell                   $10,000                         None         None               (2)**$10,000
Jonathan Piel                         $10,000                         None         None               (2)**$10,000
Alfred Tannachion***                  $ 1,500                         None         None               (4)**$51,500
Donald L. Campbell***                 $ 1,500                         None         None               (4)**$39,500
Joseph C. Dugan***                    $ 1,500                         None         None               (4)**$39,500
Wolfe J. Frankl***                    $ 1,500                         None         None               (4)**$39,500
Robert A. Robinson***                 $ 1,500                         None         None               (4)**$39,500
Frederick S. Wonham***                $ 1,674                         None         None               (4)**$14,424

   * The "Fund Complex" consists of the Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and UST Master Variable Series, Inc. The Trust has no pension plan.

 ** Number of investment companies in the Fund Complex for which trustee serves as director or trustee.

 *** Messrs. Campbell, Dugan, Frankl, Robinson, Tannachion and Wonham were elected to the Board of Trustees of the Trust on December 15, 1995.

               TRUSTEES AND OFFICERS OF THE FEDERATED PORTFOLIOS

 The Trustees and officers of the Federated Portfolios, their dates of birth and principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Federated Portfolios.

 TRUSTEES
 --------

 JOHN F. DONAHUE* -- Chairman of the Board and Trustee of Federated Portfolios; Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of investment companies for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor (the "Federated Fund Complex"). Mr. Donahue is the father of
J. Christopher Donahue, Trustee and President of Federated Portfolios. His date of birth is July 28, 1924. His address is Federated Investors Tower, Pittsburgh, PA.

 THOMAS G. BIGLEY -- Chairman of the Board, Children's Hospital of Pittsburgh; Director or Trustee, of investment companies within the Federated Fund Complex; formerly, Senior Partner, Ernst

& Young LLP; MED 3000 Group, Inc.; Trustee, University of Pittsburgh. His date of birth is February 3, 1934 His address is 28th Floor, One Oxford Centre, Pittsburgh, PA.

 JOHN T. CONROY, JR. -- President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; Director or Trustee of investment companies within the Federated Fund Complex; formerly, President, Naples Property Management, Inc. and formerly, President, Northgate Village

Development Corporation. His date of birth is June 23, 1937. His address is Wood/IPC Commercial Department, John R. Wood and Associates, Inc., Realtors, 3255 Tamiami Trail North, Naples, FL.

 WILLIAM J. COPELAND -- Director and member of the Executive Committee, Michael Baker, Inc; Director or Trustee of investment companies within the Federated Fund Complex; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp. and Director, Ryan Homes, Inc. His date of birth is July 4, 1918. His address is One PNC Plaza, 23rd Floor, Pittsburgh, PA.

 JAMES E. DOWD -- Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of investment companies within the Federated Fund Complex. His date of birth is May 18, 1922. His address is 571 Hayward Mill Road, Concord, MA.

 LAWRENCE D. ELLIS, M.D.* -- Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of investment companies within the Federated Fund Complex. His date of birth is October 11, 1932. His address is 3471 Fifth Avenue, Suite 1111, Pittsburgh, PA.

 EDWARD L. FLAHERTY, JR. -- Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of investment companies within the Federated Fund Complex; formerly, Counsel, Horizon Financial, F.A., Western Region. His date of birth is June 18, 1924. His address is Miller, Ament, Henny & Kochuba, 205 Ross Street, Pittsburgh, PA.

 PETER E. MADDEN -- Consultant; Former State Representative, Commonwealth of Massachusetts; Director or Trustee of investment companies within the Federated Fund Complex; formerly President, State Street Bank and Trust Company and State Street Boston Corporation. His date of birth is March 16, 1942. His address is One Royal Palm Way, 100 Royal Palm Way, Palm Beach, FL.

 GREGOR F. MEYER -- Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcar, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of investment companies within the Federated Fund Complex. His date of birth is October 6, 1926. His address is Miller, Ament, Henny & Kochuba, 205 Ross Street, Pittsburgh, PA.

 JOHN E. MURRAY, JR., J.D., S.J.D. -- President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of investment companies within the Federated Fund Complex. His date of birth is December 20, 1932. His address is Duquesne University, Pittsburgh, PA.

 WESLEY W. POSVAR -- Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; Director or Trustee of investment companies within the Federated Fund Complex; President Emeritus,

University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy, Technology; Federal Emergency Management Advisory Board; and Czech Management Center. His date of birth is September 14, 1925. His address is 1202 Cathedral of Learning, University of Pittsburgh, Pittsburgh, PA.

 MARJORIE P. SMUTS -- Public Relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of investment companies within the Federated Fund Complex. Her date of birth is June 21, 1935. Her address is 4905 Bayard Street, Pittsburgh, PA.

 J. CHRISTOPHER DONAHUE* -- President and Trustee, Federated Portfolios; President and Trustee, Federated Investors, Federated Advisers, Federated Management and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company and Federated Administrative Services, Inc.; President or Executive Vice President of investment companies within the Federated Fund Complex; Director or Trustee of certain investment companies within the Federated Fund Complex. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Federated Portfolios. His date of birth is April 11, 1949. His address is Federated Investors Tower, Pittsburgh, PA.

*  This Trustee is deemed to be an "interested person" as defined in the 1940
Act.

EXECUTIVE OFFICERS OF FEDERATED PORTFOLIOS
------------------------------------------

 RICHARD B. FISHER -- Vice President, Federated Portfolios; Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of certain investment companies within the Federated Fund Complex; Director or Trustee of certain investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

 EDWARD C. GONZALEZ -- Executive Vice President, Federated Portfolios; Vice Chairman, Treasurer and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federal Global Research Corp. and Passport Research Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company, Chairman, Treasurer and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies within the Federated Fund Complex; Executive Vice President and Treasurer of investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

 JOHN W. MCGONIGLE -- Executive Vice President, Secretary and Treasurer, Federated Portfolios; Executive Vice President, Secretary, General Counsel and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management and Federated Research; Director, Federated Research Corp., and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company and Federated Administrative Services, Inc.; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

 Messrs. John F. Donahue, J. Christoper Donahue, Richard B. Fisher, Edward C. Gonzalez and John W. McGonigle may also hold similar positions for other investment companies affiliated with Federal Investors.

 The compensation paid to the Trustees of Federated Portfolios for the year ended December 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to the Federated Portfolios.



                                              PENSION OR               TOTAL
                                              RETIREMENT               COMPENSATION
                                              BENEFITS                 FROM FEDERATED
                              AGGREGATE       ACCRUED AS   ESTIMATED   PORTFOLIOS AND
                              COMPENSATION    PART OF      ANNUAL      FUND COMPLEX
                              FROM FEDERATED  FEDERATED    BENEFITS    PAID TO
                              PORTFOLIOS      PORTFOLIO'S  UPON        TRUSTEES
                              --------------  EXPENSES     RETIREMENT  ---------
                                              -----------  ----------

John F. Donahue                    None          None         None             $      0
Thomas G. Bigley                   None          None         None             $ 86,331
John T. Conroy, Jr.                None          None         None             $115,760
William J. Copeland                None          None         None             $115,760
James E. Dowd                      None          None         None             $115,760
Lawrence D. Ellis, M.D.            None          None         None             $104,898
Edward L. Flaherty, Jr.            None          None         None             $115,760
Peter E. Madden                    None          None         None             $104,898
Gregor F. Meyer                    None          None         None             $104,898
John E. Murray, Jr., S.D.,         None          None         None             $104,898
   S.J.D.
Wesley W. Posvar                   None          None         None             $104,898
Marjorie P. Smuts                  None          None         None             $104,898
J. Christopher Donahue             None          None         None             $      0

 As used in the above compensation table, the term "Fund Complex" shall collectively refer to Federated Portfolios and up to 54 other mutual funds for which subsidiaries of Federated Investors serve as investment adviser.
Federated Portfolios has no pension plan. It is expected that each of the Trustees who is not an "interested person" will not receive compensation from the Federated Portfolios for service as Trustees during the first fiscal year of the Federated Portfolios, and thereafter shall be paid such amounts as shall be fixed by the Board of Trustees of Federated Portfolios.


                                   * * * * *

 The Trust Instrument of the Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

 The Declaration of Trust of Federated Portfolios provides that Federated Portfolios will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios unless it is finally adjudicated that they engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

 As of September 26, 1996, U.S. Trust held of record substantially all of the outstanding shares in each of the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares. As of the same date, the officers and Trustees of the Trust and Federated Portfolios as a group owned less than 1% of the shares of each Fund and the Bond Index Portfolio. Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                          INVESTMENT ADVISORY SERVICES

 U.S. Trust Pacific is responsible for the management of the assets of the Balanced, Equity Growth and International Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. U.S. Trust is responsible for the management of the assets of the Equity, Income and Total Return Bond Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. Federated Research Corp. is responsible for the management of the assets of the Bond Index Portfolio, in which the assets of the Bond Index Fund are invested, pursuant to an investment advisory agreement with Federated Portfolios, subject to the general supervision and guidance of the Trustees of the Trust and Federated Portfolios. The investment advisory agreements described above are referred to herein as "Advisory Agreements," each an "Advisory Agreement."

 Each Advisory Agreement will continue in effect with respect to each Fund (or the Bond Index Portfolio) as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust (or Federated Portfolios, as the case may be) or by a majority vote of the shareholders in the applicable Fund (or the Bond Index Portfolio, as the case may be) and, in either case, by a majority of the Trustees of the Trust (or Federated Portfolios, as the case may be) who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each Advisory Agreement was approved by the Trust's Board of Trustees on August 19, 1995. The Bond Index Portfolio's current Advisory and Sub-Advisory Agreements were approved by the Board of Trustees of Federated Portfolios and are effective as of September 30, 1996.

Each investment adviser and administrator has agreed to waive certain fees. Shareholder Organizations may charge their customers account fees for investment and other cash management services.

 Each Advisory Agreement provides that the investment adviser may render services to others, and each Advisory Agreement is terminable by the Trust (or Federated Portfolios) without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund (or, in the case of the Bond Index Fund, a majority vote of the Fund and the other investors in the Bond Index Portfolio, with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of the Trust (or Federated Portfolios), or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund (or the Bond Index Portfolio), except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

 The Prospectus contains a description of the fees payable to the investment advisers under the Advisory Agreements. Each investment adviser, if required by applicable state law, shall reimburse a Fund or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Fund. Such reimbursement, if required, will be equal to the annual expenses of the appropriate Fund (in the case of the Bond Index Fund, the Fund and the Bond Index Portfolio) which exceed that expense limitation with the lowest threshold prescribed by any state in which such Fund is qualified for offer or sale. Management of the Trust has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

 For the fiscal year ended May 31, 1996, U.S. Trust received advisory fees of $28,097, $14,373 and $31,440 with respect to the Equity, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust waived advisory fees of $109,889, $189,870 and $223,015 and reimbursed expenses totalling $68,274, $64,906 and $67,299 with respect to the Equity, Income and Total Return Bond Funds, respectively.

 For the fiscal year ended May 31, 1995, U.S. Trust waived its entire advisory fee totalling $23,905, $67,732 and $43,478 and reimbursed expenses totalling $52,689, $57,377 and $52,905 with respect to the Equity, Income and Total Return Bond Funds, respectively.

 For the fiscal year ended May 31, 1996, U.S. Trust Pacific received advisory fees of $167,588, $44,533 and $38,181 with respect to the Balanced, Equity Growth and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $395,766, $254,830 and $143,820 and U.S. Trust reimbursed expenses totalling $97,439, $81,407 and $66,499 with respect to the Balanced, Equity Growth and International Equity Funds, respectively.

 For the fiscal year ended May 31, 1995, U.S. Trust Pacific waived its entire advisory fee totalling $365,664, $285,384 and $26,276 and U.S. Trust reimbursed expenses totalling $153,882, $132,785 and $40,377 with respect to the Balanced, Equity Growth and International Equity Funds, respectively.

 With respect to the Balanced, Equity Growth and International Equity Funds, U.S. Trust Pacific has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement") with each of the sub-advisers listed below opposite the name of the Fund. For their services under the Sub-Advisory Agreements, the sub-advisers are entitled to receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified in the table below of the Fund's average daily net assets.

                                              Compensation Rate for
Fund Name                    Sub-Adviser       Sub-Adviser (%)
---------                    -------------    ---------------------
Balanced Fund                Becker                 .425%
Equity Growth Fund           Luther King            .40%
International Equity Fund    Harding Loevner        .50%


 It is the responsibility of each of the above sub-advisers to make the day-to-day investment decisions for its respective Fund and to place the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust Pacific. Each sub-adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing its respective Fund's investments and effecting securities transactions for such Fund.

 For the fiscal year ended May 31, 1996, Becker, Luther King and Harding Loevner received sub-advisory fees of $210,011, $149,316 and $88,105 with respect to the Balanced, Equity Growth and International Equity Funds, respectively. For the same period, Becker, Luther King and Harding Loevner waived sub-advisory fees of $158,336 $34,907 and $2,896 with respect to the Balanced, Equity Growth and International Equity Funds, respectively.

 For the fiscal year ended May 31, 1995, Becker, Luther King and Harding Loevner received sub-advisory fees of $239,088, $175,621 and $11,824 with respect to the Balanced, Equity Growth and International Equity Funds, respectively.

 With respect to the Bond Index Portfolio, in which all of the investable assets of the Bond Index Fund have been invested, Federated Research Corp. has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with U.S. Trust as sub-adviser. For its services under the Sub-Advisory Agreement, U.S. Trust is entitled to receive from Federated Research Corp. fees at a maximum annual rate equal to .12% of the Bond Index Portfolio's average daily net assets.

 It is the responsibility of U.S. Trust in its capacity as sub-adviser to make the day-to-day investment decisions for the Bond Index Portfolio and to place the purchase and sales orders for securities transactions of such Portfolio, subject to the general supervision of Federated Research Corp. U.S. Trust furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Bond Index Portfolio's investments and effecting securities transactions for the Portfolio.

  Prior to September 30, 1996, Federated Management and U.S. Trust provided advisory and sub-advisory services to the Bond Index Portfolio pursuant to agreements which were substantially identical to the current Advisory and Sub-Advisory Agreements relating to the Bond Index Portfolio. For the period from January 2, 1996 through May 31, 1996, Federated Management and U.S. Trust waived all advisory and sub-advisory fees with respect to the Bond Index Portfolio, which amounted to $17,632 and $8,463, respectively.

 Prior to December 29, 1995, the Bond Index Fund pursued its investment objective by investing all of its investible assets in the Bond Market Portfolio of St. James Portfolios. U.S. Trust Pacific and U.S. Trust served as investment adviser and sub-adviser, respectively, to the Bond Market Portfolio. For the period from June 1, 1995 through December 29, 1995, U.S. Trust Pacific and U.S. Trust waived their entire advisory and sub-advisory fees totalling $23,111 and $23,111, respectively, and U.S. Trust reimbursed expenses totalling $55,998 with respect to the Bond Market Portfolio. For the fiscal year ended May 31, 1995, U.S. Trust Pacific and U.S. Trust waived their entire advisory and sub-advisory fees totalling $47,955 and $47,955, respectively, and U.S. Trust reimbursed expenses totalling $83,454 with respect to the Bond Market Portfolio and U.S. Trust reimbursed expenses totalling $16,494 with respect to the Bond Index Fund, and U.S. Trust reimbursed expeses totalling $16,494 with respect to the Bond Index Fund.

                                 ADMINISTRATORS

 U.S. Trust, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administrative Agreement"). The Prospectus contains a description of the compensation payable to the Administrators under the Administrative Agreement.

 Under the Administrative Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semi-annual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

 For the period from December 18, 1995 (January 1, 1996 with respect to the Bond Index Fund) through May 31, 1996, the Administrators received administration fees of $15,122, $19,853, $33,627, $9,951, $65,113, $22,731 and $20,897 with respect to the Equity, Income, Total Return Bond, Bond Index, Balanced, Equity Growth and International Equity Funds, respectively. For the same period, U.S. Trust reimbursed expenses totalling $26,527 with respect to the Bond Index Fund.

 Prior to December 18, 1995 (January 1, 1996 with respect to the Bond Index
Fund), Signature Financial Services, Inc. ("SFSI") served as servicing agent and fund accounting agent to each of the

Funds. For its services as servicing agent, SFSI was entitled to fees at the annual rate of up to .07% of the average daily net assets of each Fund. For its fund accounting services, SFSI was entitled to receive a per annum fee of $12,000 from each Fund. For period from June 1, 1995 through December 18, 1995 (January 1, 1996 with respect to the Bond Index Fund), SFSI received fund accounting and servicing agent fees of $38,777, $44,400, $42,518, $15,694, $54,933, $48,144 and $41,496 with respect to the Equity, Income, Total Return Bond, Bond Index, Balanced, Equity Growth and International Equity Funds, respectively.

 For the fiscal year ended May 31, 1995, SFSI received fund accounting and servicing agent fees of $24,861, $28,302, $25,798, $64,946, $82,822, $76,841 and
$23,227 with respect to the Equity, Income, Total Return Bond, Bond Index, Balanced, Equity Growth and International Equity Funds, respectively.


                              TRANSFER AGENT AND CUSTODIAN

          The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets pursuant to a custody agreement between Chase and the Trust.

          Under such agreement and acting as the Funds' custodian, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations. For the services provided by Chase under the custody agreements, the Trust has agreed to pay Chase a fee as agreed upon from time to time.

          Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable under the custody agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation.

          Chase Global Funds Services Company ("CGFSC") serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under this agreement, CGFSC will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the transfer agency agreement, notwithstanding any such delegation.

                    BOND INDEX PORTFOLIO - SERVICE PROVIDERS

          The Bond Index Fund, as an investor in the Bond Index Portfolio, bears its pro rata share of the fees and expeses of the Bond Index Portfolio.

          State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600, is Custodian for the cash and securities of the Bond Index Portfolio.

          Federated Securities Corp., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, is Placement Agent for Federated Portfolio.

          Federated Services Company ("FSC"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, has contracted on behalf of its subsidiary Federated Administrative Services, Inc. to serve as Portfolio Accountant for Federated Portfolios and to provide administrative personnel and services (including certain legal and financial reporting services) necessary to operate Federated Portfolios. The fee for portfolio accounting is based on the level of Federated Portfolios' average net assets for the period, plus out-of-pocket expeses. The fee for administrative personnel and services is at an annual rate as specified below:

                                  Average Aggregate Daily Net
Maximum Administrative Fee        Assets of the Bond Index Portfolio
--------------------------        --------------------------------------

       0.050 of 1%                 on the first $1 billion
       0.045 of 1%                 on the next $1 billion
       0.040 of 1%                 on the next $1 billion
       0.025 of 1%                 on the next $1 billion
       0.010 of 1%                 on the next $1 billion
       0.005 of 1%                 on assets in excess of $5 billion

          The minimum administrative fee is $60,000 annually for the Bond Index Portfolio. FSC may choose voluntarily to waive a portion of its fee, and has agreed to waive a portion of its fee for the twelve month period following January 2, 1996. For the period from January 2, 1996 through May 31, 1996, FSC waived all servicing agent and fund accounting fees with respect to the Bond Index Portfolio, which amounted to $24,754.

                              INDEPENDENT AUDITORS

          Ernst & Young LLP are the independent auditors for Excelsior Institutional Trust and Federated Investment Portfolios, and in each case provides audit services and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                    COUNSEL

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust and will pass upon the legality of the shares offered by the Trust's Prospectuses.

                                    TAXATION

                             TAXATION OF THE FUNDS

          Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its investment company taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

          The Trust anticipates that under interpretations of the Internal Revenue Service, (1) the Bond Index Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Bond Index Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Bond Index Fund, as an investor in the Bond Index Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income or loss attributable to that share. The Bond Index Portfolio has advised the Bond Index Fund that it intends to conduct its operations so as to enable its investors, including the Bond Index Fund, to satisfy those requirements.

          Any Fund distribution (or, in the case of the Income, Total Return Bond and Bond Index Funds any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

          Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets invested within various countries is not known.

                      TAXATION OF THE BOND INDEX PORTFOLIO

          The Trust anticipates that the Bond Index Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Bond Index Fund must take into account, in computing its federal income tax liability, its share of the Bond Index Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from that Portfolio.


                              TAXATION OF DISTRIBUTIONS

          Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. In the case of corporate shareholders, distributions (other than capital gains dividends) will qualify for the amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend declared by a Fund in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by the shareholder during that year, so long as the dividends are actually paid during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

          If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid.
If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction.

No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

          Withdrawals by the Bond Index Fund from the Bond Index Portfolio generally will not result in that Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Bond Index Portfolio prior to the distribution, (2) gain or loss will be realized if the withdrawal is in liquidation of all or part of the Fund's entire interest in the Bond Index Portfolio and includes a disproportionate share of any unrealized receivables held by that Portfolio, and (3) gain or loss will be recognized if the distribution is in liquidation of that entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The basis of the Bond Index Fund's interest in the Bond Index Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Bond Index Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the Fund's share of losses from that Portfolio and the amount of any cash distributions and the basis of any property distributed to the Fund from that Portfolio.

                                OTHER TAXATION

          The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes.

          The Bond Index Portfolio is organized as series of Federated Investment Portfolios (the "Federated Portfolios"), a business trust organized under the laws of the Commonwealth of Massachusetts. The Bond Index Portfolio is not subject to any income or franchise tax in the Commonwealth of Massachusetts or the State of Delaware. The investment by the Bond Index Fund in the Bond Index Portfolio does not cause the Fund to be liable for any income or franchise tax in the Commonwealth of Massachusetts.

          Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

          The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has seven active and two inactive series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

          The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

          The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

          Shares of a Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

          The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust.
In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.

           DESCRIPTION OF FEDERATED PORTFOLIOS - BENEFICIAL INTERESTS

          The Bond Index Portfolio is a series of Federated Portfolios, which is organized as a trust having separate series under the laws of the Commonwealth of Massachusetts. Under the Declaration of

Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Portfolio"). Currently, there is one Portfolio of Federated Portfolios, the Bond Index Portfolio. The Trustees have established five other series, none of which are being offered presently: Bond Portfolio, Connecticut Municipal Money Market Portfolio, Florida Municipal Money Market Portfolio, Max Cap Portfolio and New Jersey Municipal Money Market Portfolio. Investors in the Bond Index Portfolio will be held personally liable for the obligations and liabilities of Federated Portfolios and of the Bond Index Portfolio but not the obligations and liabilities of any other Portfolio, subject, however, to indemnification by Federated Portfolios in the event that there is imposed upon an investor any obligation or liability of the Bond Index Portfolio or Federated Portfolios. The Declaration of Trust also provides that Federated Portfolios may maintain appropriate insurance for the protection of Federated Portfolios, its Trustees, officers, employees and agents, and covering possible tort and other liabilities. The risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which neither the Bond Index Portfolio nor Federated Portfolios were able to meet their obligations.

          Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio's) net assets available for distribution to its investors. Federated Portfolios reserves the right to create and issue additional Portfolios of beneficial interests, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that Portfolio only (and no other Portfolio). Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

          Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and a plurality of the aggregate beneficial interests in all outstanding series of Federated Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election or removal of Trustees, the termination of Federated Portfolios, as otherwise required by the 1940 Act, or if the matter is determined by the Trustees to be a matter which adversely affects all Portfolios. Federated Portfolios' Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would adversely affect their voting rights, alter the procedures to amend the Declaration of Trust of Federated Portfolios, as required by law or by Federated Portfolios' registration statement, or as submitted to them by the Trustees.

          Federated Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser or (i) 67% or more of the beneficial interests in the affected Portfolio present or represented at such meeting, if investors in more than 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests are present by proxy, or (b) by an instrument in writing without a meeting, consented to by investors of the beneficial interests in the affected Portfolio.

          Federated Portfolios' Declaration of Trust provides that obligations of Federated Portfolios are not binding upon the Trustees individually but only upon the property of Federated Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Federated Portfolios' Declaration of Trust further provides that it will indemnify its Trustees, officers, employees and agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios, unless, as to liability to the Federated Portfolios or its investors, it is finally adjudicated that they engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices. In the case of settlement, the By-Laws of Federated Portfolios provide that such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by a vote of a majority of disinterested Trustees or by a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          As of September 26, 1996. U.S. Trust and its affiliates held of record substantially all of the outstanding shares in the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares.

                              MISCELLANEOUS

          As of September 26, 1996, the name, address and percentage ownership of each person, in addition to U.S. Trust, that beneficially owned 5% or more of the outstanding shares of a Fund were as follows:

Equity Fund: Automobile Club of New York Employee Retirement Plan, c/o U.S.
-----------
Trust, 114 W. 47th Street, New York, NY 10036, 5.52%; PJM Interconnection D.B. Plan, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 9.16%; Proscamer, Rose, Goetz, Mandelsohn Profit-Sharing Plan, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 5.30%; CI & M 401k Retirement Plan, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 5.82%; Income Fund: Higgins Trust, c/o U.S.
                                        -----------
Trust, 114 W. 47th Street, New York, NY 10036, 75%; Paine Foundation, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 12.1%; Total Return Bond Fund:
                                                      ----------------------
Bairnco Corporation Master Trust, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 5.73%; The Library Fund, c/o U.S. Trust, 114 W. 47th Street, New York, NY 10036, 11.22%; Balanced Fund: Columbia Helicopters, c/o U.S. Trust Pacific,
                  -------------
4380 Southwest Macadam Avenue, Suite 450,

Portland, OR 97201, 6.79%; Red Lion Employee Retirement Savings Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 13.03%; United Grocers, Inc., c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 6.34%; Washington Water Power, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 15.10%; Sierra Pacific 401k Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 7.51%; Equity Growth Fund: Columbia Helicopters Profit-Sharing Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 6.66%; Columbia Helicopters World Stock, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 13.22%; Dramatology and Allergy Profit-Sharing Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 9.16%; Washington Education Association Pension Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 6.07%; Willamette Dental 401k Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 7.04%; Kirkland Door Retirement Savings Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 5.10%; MBS New Equity Fund, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 5.22%; International Equity Fund:
                                              -------------------------
Stevedoring Services of America, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 16.48%; United Grocers Pension Trust, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 6.29%; and Bond Index Fund: Columbia Helicopters, c/o U.S. Trust Pacific,
                  ---------------
4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 11.29%; Crown Pacific Profit-Sharing Plan, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 24.29%; Market Transport Ltd., c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 5.17%; Washington Education Association, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 16.31%; and Portland State University Foundation, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 8.71%.

                              FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE TRUST.

          The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1996 (the "1996 Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.


FINANCIAL STATEMENTS OF THE BOND INDEX PORTFOLIO.

          The audited financial statements relating to the Bond Index Portfolio and notes thereto in Federated Portfolios' Annual Report to Shareholders for the fiscal year ended May 31, 1996 (the "1996 Federated Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 1996 Federated Annual Report are incorporated by reference herein. The financial statements included in the 1996 Federated Annual Report have been audited by Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Federated Annual Report may be obtained at no charge by telephoning Federated Portfolios at (800) 245-4270.

          Prior to December 18, 1995 (January 2, 1996 in the case of the Bond Index Fund) each of the Funds invested substantially all of its investable assets in the corresponding portfolio of the St. James Portfolios as follows:

                                                     Portfolio of
                                                     ------------
            Fund                                     St. James Portfolios
            ----                                     --------------------

Excelsior Institutional Equity Fund                  Equity Portfolio
Excelsior Institutional Income Fund                  Income Portfolio
Excelsior Institutional Total Return Bond Fund       Total Return Bond Portfolio
Excelsior Institutional Bond Index Fund              Bond Market Portfolio
Excelsior Institutional Balanced Fund                Balanced Portfolio
Excelsior Institutional Equity Growth Fund           Equity Growth Portfolio
Excelsior Institutional International Equity Fund    International Equity
                                                     Portfolio


          Effective December 18, 1995, each of the Equity, Income, Total Return Bond, Balanced, Equity Growth and International Equity Funds withdrew its interest in the corresponding portfolio of the St. James Portfolios, receiving all of each portfolio's securities, and substantially all of the other net assets of each portfolio, as of that date. Each of those Funds now directly acquires and manages its own portfolio of securities.

          Effective January 2, 1996, the Bond Index Fund withdrew its interest in the Bond Market Portfolio of St. James Portfolio, receiving all of that portfolio's securities, and substantially all of its other net assets, as of that date, and the Fund invested those securities and other net assets in the Bond Index Portfolio, a series of Federated Investment Portfolios.

                               APPENDIX A
                               ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) ... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be raised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                              The following summarizes the long-term debt
ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.